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                                                                    Exhibit 10.F

                       UNITED STATES SURGICAL CORPORATION
                          OUTSIDE DIRECTORS STOCK PLAN
      (Restated to reflect amendments and adjustments through May 1, 1997)


1. Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by encouraging increased Common Stock ownership by members of the Board who are not significant stockholders of the Company or employees of the Company or any of its subsidiaries, in order to promote long-term stockholder value through directors' continuing ownership of the Common Stock.

2. Definitions. Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth below.

"Beneficial owner" shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934.

"Board" shall mean the Board of Directors of the Company, as it may from time to time be constituted.

"Change in Control" shall mean (i) the stockholders of the Company approve any plan for the liquidation or dissolution of the Company or for a consolidation or merger of the Company (A) in which the Company would not be the continuing or surviving corporation, and pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, or (B) in which the Company is the surviving corporation but the holders of the Common Stock prior to the merger or consolidation will not own 50% or more of the outstanding voting stock of the surviving corporation immediately after such merger or consolidation, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, (iii) any person, as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of 30% or more of the Common Stock, or (iv) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

"Committee" shall mean the Compensation/Option Committee of the Board, as it may from time to time be constituted, or any other committee of the Board appointed by the Board to administer the Plan.

"Common Stock" shall mean the Common Stock, par value $.10 per share, of the Company, and shall include the Common Stock as it may be changed from time to time as described in Paragraph 8 of the Plan.

"Company" shall mean United States Surgical Corporation and any successor by merger or consolidation.
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"Eligible Director" shall mean a member of the Board who is not, and has not been during the preceding 12 months, an employee of the Company or any of its subsidiaries and who is not the beneficial owner of five percent or more of the outstanding Common Stock.

"Fair Market Value" shall mean the last sale price of the Common Stock on the date in question, as reported on the New York Stock Exchange or, if the New York Stock Exchange is closed on that date, on the last preceding date on which the New York Stock Exchange was open for trading.

"Grantee" shall mean an Eligible Director who has been awarded a Stock Award or granted an Option.

"Option" shall mean a Nonqualified option to purchase authorized but unissued Common Stock or Common Stock held in the treasury granted by the Company pursuant to the terms of the Plan.

"Plan" shall mean the United States Surgical Corporation Outside Directors Stock Plan, as set forth herein and as amended from time to time.

"Stock Award" shall mean an award of restricted Common Stock from authorized but unissued Common Stock or Common Stock held in the treasury made by the Company pursuant to the terms of the Plan.

"Subsidiary" shall mean any corporation at least 50% of whose outstanding voting stock is owned, directly or indirectly, by the Company.

3. Administration. The Plan shall be administered by the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreements embodying Stock Awards and Options. The Committee shall, subject to the provisions of the Plan, grant Stock Awards and Options pursuant to the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or the Corporate Secretary or any other officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

4. Participation. Each Eligible Director shall be eligible to receive Stock Awards and Option grants in accordance with Paragraphs 5, 6 and 7 below.


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5. Awards and Grants Under the Plan.

(a) Awards and grants under the Plan shall include only Stock Awards and Option Grants, subject to the terms, conditions and restrictions specified in Paragraphs 6 and 7 below. There may be issued under the Plan pursuant to Stock Awards and the exercise of Options an aggregate of not more than 260,000 shares of Common Stock, subject to adjustment as provided in Paragraph 8 below. Shares of Common Stock that are the subject of a Stock Award but are forfeited, or are the subject of an Option but not purchased prior to the expiration of the Option, shall thereafter be considered unissued for purposes of the maximum number of shares that may be issued under the Plan, and may again be the subject of Stock Awards or Option grants under the Plan. If at any time, the shares remaining available for Stock Awards and Option Grants are not sufficient to make all Stock Awards and Option Grants then required to be made under the Plan, no stock Awards or Option Grants shall be made.

(b) An Eligible Director to whom a Stock Award is provided to be made under the Plan, or to whom an Option is provided to be granted or is granted under the Plan (and any person succeeding to such an Eligible Director's right pursuant to the Plan), shall have no rights as a stockholder with respect to any shares of Common Stock issuable pursuant to any such Stock Awards or Option until such Stock Award is made or such Option is exercised. Except as provided in Paragraph 8 below, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date a Stock Award is made or an Option is exercised. Except as expressly provided for in the Plan, no Eligible Director or other person shall have any claim or right to be granted a Stock Award or an Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Director any right to be retained in the service of the Company.

6. Stock Awards. Each Eligible Director shall be granted one Stock Award consisting of 4,000 shares of Common Stock (subject to adjustment as provided in Paragraph 8) effective the later of (i) one year following the date such Eligible Director is first elected to the Board, and (ii) the date of the initial approval of the Plan by the stockholders of the Company. Each Stock Award shall be evidenced by an Agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and such additional terms and conditions not inconsistent with the Plan as from time to time may be prescribed by the Committee.

(a) Shares of Common Stock awarded as a Stock Award shall be issued in the name of the Grantee and a certificate therefor shall be delivered to the Grantee as soon as practicable after the award is made.

(b) Shares of Common Stock that are the subject of a Stock Award shall be issued without any payment of cash consideration by the Grantee to the Company. Shares that are the subject of a Stock Award shall be fully paid from the date of the award.

(c) No Eligible Director shall be awarded more than one Stock Award.



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     (d)  The shares that are the subject of each Stock Award shall not be sold, transferred, pledged, hypothecated or otherwise disposed of until the Vesting Period applicable to such shares has terminated. The Vesting Periods for each Stock Award shall be one year from the date of the Stock Award for 25% of the shares awarded, two years from the date of the Stock Award for 25% of the shares awarded, three years from the date of the Stock Award for 25% of the shares awarded and four years from the date of the Stock Award for the remaining 25% of the shares awarded, subject to paragraph 6(f).

     (e) Subject to paragraph 6(f), upon the termination of the Grantee's service on the Board of Directors of the Company for any reason during a Vesting Period, all the shares that are then subject to a Vesting Period that has not yet terminated shall thereupon be forfeited and the shares and all rights attaching thereto shall be automatically transferred and reacquired by the Company at no cost to the Company.

     (f) Notwithstanding any other terms of the Plan, if the Grantee has been in continuous service on the Board since the date of the Stock Award to him and while so serving shall die or become permanently disabled, then all Vesting Periods shall terminate upon such event. Notwithstanding any other terms of the Plan, if the Grantee has been in continuous service on the Board since the date of the Stock Award to him and while so serving shall die or become permanently disabled or his service on the Board shall be terminated after a Change in Control occurs, then no shares that remain subject to a Vesting Period at the date of such event shall be forfeited due to such event.

     (g) Each certificate issued in respect of a Stock Award shall bear the following or a similar legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions, including forfeiture, contained in the United States Surgical Corporation Outside Directors Stock Plan and an Award Agreement entered into between the registered owner and such corporation. A copy of such Plan and Agreement is on file in the offices of the corporation."

     (h) Subject to the restrictions herein contained, a Grantee, as owner of shares that are the subject of a Stock Award, shall have all of the rights of a stockholder including the right to vote such shares and to receive all dividends, cash or stock, paid or delivered thereon, from the date of the Stock Award.

     (i) Upon the termination of the Vesting Periods prior to forfeitures such number of shares as to which such termination applies shall be vested in the Grantee, and at the request of the Grantee the legend on the shares for which Vesting Periods have terminated shall be removed and an unlegended certificate issued in exchange therefor.

     (j) Each Eligible Director granted a Stock Award shall, no later than the date of the termination of each Vesting Period, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect of the shares of Common Stock as to which the Vesting Period has terminated. Each Grantee agrees that the Company shall, to the extent permitted by law, have the



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right to deduct from any payments of any kind otherwise due to the Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to shares of Common Stock subject to a Stock Award.

(k) A Grantee of a Stock Award may elect, within 30 days of the date of award, and upon written notice of election mailed to the Committee, care of the Company's principal office, to realize income for federal income tax purposes equal to excess of the Fair Market Value of the shares of Common Stock awarded over the amount paid for such shares on the date of the Stock Award. In such event the Grantee shall make arrangements satisfactory to the Committee to pay in the year of such Stock Award any federal, state or local taxes required to be withheld with respect to such shares. If the Grantee shall fail to make such payments, the Company shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due to the Grantee in the year of such Stock Award any federal, state or local taxes of any kind required by law to be withheld with respect to such shares of Common Stock.

7. Option Grants. Each Eligible Director shall be automatically granted an Option to purchase 4,000 shares of Common Stock (subject to adjustment as provided in Paragraph 8) each year, commencing in 1989, effective upon his reelection to the Board by the stockholders of the Company. Each Option shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions and such additional terms and conditions not inconsistent with the Plan as may from time to time be prescribed by the Committee.

(a) The Option exercise price per share shall be the Fair Market Value of a share of Common Stock on the date the Option is granted.

(b) The Option shall not be transferable by the Grantee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

(c) The Option shall not be exercisable before the expiration of one year from the date it is granted and after the expiration of up to ten years from the date it is granted, and may be exercised during such period as follows: the Option shall become exercisable with respect to one-half (50%) of the Common Stock covered by it beginning with the first anniversary of the date it is granted and shall become exercisable with respect to the remaining one-half (50%) of the Common Stock covered by it beginning with the second anniversary of the date it is granted; provided that an Option shall automatically become immediately exercisable in full if the Grantee ceases to be an Eligible Director due to his death or permanent disability.

(d) Payment of the Option price shall be made at the time the Option is exercised and shall be made in United States dollars by cash, bank cashier's check or wire transfer.

(e) An Option shall not be exercisable unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, in continuous service on the Board, except that

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     (i) if any Grantee of an Option shall die or become permanently disabled or shall retire with the consent of the Board, holding an Option that has not expired and has not been fully exercised, he or his executor, administrators, heirs or distributees as the case may be, may, at any time within one year after the date of such event (but in no event after the Option has expired under the provisions of subparagraph 7(c)(i) above), exercise the Option with respect to any shares as to which the Grantee could have exercised the Option at the time of his death or disability; or

     (ii) if any Grantee shall cease to be a director of the Company due to a Change in Control, holding an Option that has not expired and has not been fully exercised, he may exercise the Option in accordance with the terms of the original option agreement notwithstanding the termination of his service on the Board.

     (iii) if a Grantee shall cease to serve as a director of the Company for any reason other than those set forth in 7(e)(i) or 7(e)(ii) above, while holding an Option that has not expired and has not been fully exercised, the Grantee, at any time within three months of the date he ceased to be such an Eligible Director (but in no event after the Option has expired under the provisions of subparagraph 7(c)(i) above), may exercise the Option with respect to any shares of Common Stock as to which he could have exercised the Option on the date he ceased to be such an Eligible Director.

     (f) Each Grantee of an Option shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the shares of Common Stock as to which an Option is being exercised.

     8. Dilution and Other Adjustments. In the event of any change in the outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, the number or kind of shares that may be issued under the Plan pursuant to subparagraphs 5(a), 6 and 7 above, the number or kind of shares subject to any outstanding Option, and the Option price per share under any outstanding Option, shall be automatically adjusted so that the proportionate interest of the Eligible Directors or of the Grantee shall be maintained as before the occurrence of such event. Any adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share. Any adjustment permitted by this Paragraph shall be conclusive and binding for all purposes of the Plan.

     9. Miscellaneous Provisions.

     (a) An Eligible Director's rights and interests under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Eligible Director in the Plan shall be subject to any obligation or liability of such Eligible Director.



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(b) If the shares of Common Stock that are the subject of a Stock Award or
Option are not registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement, the Grantee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Common Stock acquired by such Grantee pursuant to the Stock Award or the Plan will not be sold except pursuant to an exemption from registration under said Act and (ii) that such Grantee is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof. No shares of Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws.

(c) A Grantee, with the consent of the Committee, may designate a person or persons to receive, in the event of his death, any Common Stock or rights to which he would then be entitled under the Plan. Such designation shall be made upon forms supplied by the Company and may be revoked in writing. If a Grantee fails to so designate a beneficiary, then his estate shall be deemed to be his beneficiary.

(d) The expenses of the Plan shall be borne by the Company. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the making of Stock Awards or the issuance of shares upon exercise of any Option, and the issuance of shares upon the making of Stock Awards and upon exercise of Options shall be subordinate to the claims of the Company's general creditors.

(e) By accepting any Stock Awards, Options or other benefits under the Plan, each Grantee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of and consent to, the terms and conditions of the Plan and any action taken under the Plan by the Company or the Board.

(f) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Stock Awards and Options or any Common Stock issued pursuant thereto as may be required by the Securities Exchange Act of 1934, as amended, or any other applicable statute, rule or regulation.

10. Amendment. The Plan may be amended at any time from time to time by the Board as the Board shall deem advisable, provided, however, that except as provided in Paragraph 8 above, the Board may not, without further approval by the stockholders of the Company, increase the maximum number of shares of Common Stock as to which Stock Awards and Options may be granted, increase the number of shares to be awarded pursuant to each Stock Award or granted under each Option, reduce the Vesting Period for Stock Awards, reduce the minimum Option exercise price, extend the period during which Stock Awards or Options may be granted or Options may be exercised or change the definition of an Eligible Director. No amendment of the Plan shall materially and adversely affect any right of any Grantee with respect to any Stock Award or Option therefore granted without such Grantee's written consent.

11. Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

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(a) upon the adoption of a resolution of the Board terminating the Plan; or

(b) upon the award and vesting pursuant to Stock Awards or the purchase upon exercise of Options of all the shares of Common Stock provided to be awarded or the subject of Options under Paragraph 5(a), as adjusted pursuant to Paragraph 8.

No termination of the Plan shall materially and adversely affect any of the rights or obligations of any Grantee, without his consent, under any Stock Award or Option theretofore granted under the Plan.

12. Stockholder Approval and Other Conditions. The Plan shall be submitted to the stockholders of the Company for their approval and adoption at the 1988 Annual Meeting of Stockholders of the Company in accordance with the laws of the State of New York. The Plan shall not be effective and no Stock Awards or Options shall be granted unless and until the Plan has been so approved and adopted. The Plan shall also not be put into effect and no Stock Awards or Options shall be granted unless and until the Company shall have received the concurrence of the staff of the Securities and Exchange Commission that notwithstanding the terms of the Plan, Eligible Directors will continue to be deemed to be "disinterested persons" under Rule 16b-3 of the Commission under the Securities Exchange Act of 1934 ("Rule 16b-3") for purposes of their service on any committee charged with administering other employee stock plans of the Company and that the Plan, assuming stockholder approval is obtained, will satisfy the requirements of Rule 16b-3.





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